INCORPORATED WITHIN THE LAWS OF THE

                                STATE OF NEVADA

SEAL                                                         SEAL
                                   [LOGO]CRI                 CUSIP NO 203406 102

                         COMMUNICATIONS RESEARCH, INC.
           40,000,000 AUTHORIZED SHARES $.001 PAR VALUE NONASSESSABLE

THIS CERTIFIES THAT




IS THE RECORD HOLDER OF


Shares of            COMMUNICATIONS RESEARCH, INC.                 Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                       COMMUNICATION RESEARCH, INC. [SEAL]

/s/ illegible                               /s/ illegible
------------------------                   --------------------------
    Secretary                                   President

                      INCORPORATED WITHIN THE LAWS OF THE

                                STATE OF NEVADA

SEAL                                                         SEAL
                                    [LOGO]CRI                CUSIP NO 203406 102

                         COMMUNICATIONS RESEARCH, INC.
           40,000,000 AUTHORIZED SHARES $.001 PAR VALUE NONASSESSABLE

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF


Shares of          COMMUNICATIONS RESEARCH, INC.                   Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                      COMMUNICATION RESEARCH, INC. [SEAL]


/s/ illegible                               /s/ illegible
------------------------                   --------------------------
    Secretary                                   President